- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
     Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RUDDICK CORPORATION
                (Name of Registrant as Specified in Its Charter)

                              RUDDICK CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:
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

                              RUDDICK CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON
                                FEBRUARY 2, 1995

To our Shareholders:

     The Annual Meeting of the Shareholders of Ruddick Corporation will be held in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina, on Thursday, February 2, 1995, at 11:00 A.M., local time, for the following purposes:

          1. To elect four directors of the Company for three-year terms; and

          2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Pursuant to the provisions of the North Carolina Business Corporation Act, December 2, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and accordingly, only holders of the Company's Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You are cordially invited to attend the Annual Meeting. In the event you will be unable to attend, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.

     By Order of the Board of Directors.

                                          DONALD B. WILLIFORD
                                          Secretary
December 21, 1994

                              RUDDICK CORPORATION
                      ------------------------------------

                                Proxy Statement
                      ------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                                 to be held on
                                FEBRUARY 2, 1995

     The following statement, first mailed or delivered to shareholders on or about December 21, 1994, is furnished in connection with the solicitation by the Board of Directors of Ruddick Corporation (herein called the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, February 2, 1995, at 11:00 A.M., local time, in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina, and at any adjournment or adjournments thereof. The principal executive offices of the Company are located at 2000 Two First Union Center, Charlotte, North Carolina 28282.

     The accompanying form of proxy is for use at the Annual Meeting if a shareholder will be unable to attend in person. The proxy may be revoked in writing by the person giving it at any time before it is exercised either by notice to the Corporate Secretary or by submitting a proxy having a later date, or it may be revoked by such person by appearing at the Annual Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. Where specifications are not made, proxies will be voted in favor of electing as directors of the Company the four persons named in this Proxy Statement, each to serve until the third annual meeting of shareholders following his election, and will be voted in the discretion of the proxy holders on any other matters presented at the Annual Meeting.

     The entire cost of soliciting these proxies will be borne by the Company. In addition to the original solicitation of the proxies by mail, the Company may request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of the Company's Common Stock ("Common Stock") and secure their voting instructions and will reimburse them for their reasonable expense in so doing. If necessary, the Company may also use one or more of its regular employees, who will not be specially compensated, to solicit proxies from the shareholders, either in person, by telephone or by special letter.

     Pursuant to the provisions of the North Carolina Business Corporation Act, December 2, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of the Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 23,188,849 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors.

                             PRINCIPAL SHAREHOLDERS

     The following persons are known to the Company to be, as of October 31, 1994, the beneficial owners (within the meaning of applicable securities regulations and based on a review of reports filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of such date) of more than five percent of the Common Stock. The nature of beneficial ownership of the shares included is presented in the notes following the table.

                                                                          NUMBER OF
                                                                            SHARES
                                                                         BENEFICIALLY     PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNED         OF CLASS
- -----------------------------------------------------------------------  ------------     --------
Trust Company Bank,....................................................     7,258,008       31.3%
  Trustee of the Ruddick Employee
  Stock Ownership Plan(1)
  Post Office Box 4655
  Atlanta, Georgia 30302
Alan T. Dickson(2).....................................................     2,030,016        8.8%
  2000 Two First Union Center
  Charlotte, North Carolina 28282
R. Stuart Dickson(3)...................................................     1,678,393        7.2%
  2000 Two First Union Center,
  Charlotte, North Carolina 28282

- ---------------

(1) Trust Company Bank has sole investment power with respect to the number of shares indicated except under limited circumstances. Trust Company Bank votes shares held by the Ruddick Employee Stock Ownership Plan (the "ESOP") that have been allocated to individual accounts in accordance with the participants' instructions, does not vote allocated shares as to which no instructions are received and votes the unallocated shares in its sole discretion.

(2) The amount shown includes 761,032 shares of Common Stock owned of record and beneficially by Alan T. Dickson, as to which he has sole voting and investment power; 39,046 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 1,129,900 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by R. Stuart Dickson; 43,398 shares of Common Stock held as trustee for his niece and 36,640 shares of Common Stock held as trustee for his nephew, as to which he has sole voting and investment power; and 20,000 shares of Common Stock that he has the right to purchase under stock options which are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

(3) The amount shown includes 409,812 shares of Common Stock owned of record and beneficially by R. Stuart Dickson, as to which he has sole voting and investment power; 39,441 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 65,660 shares of Common Stock held as custodian or trustee for his daughter, as to which he has sole voting and investment power; 1,129,900 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by Alan T. Dickson; 13,580 shares of Common Stock owned of record and beneficially by his spouse, as to which she has sole voting and investment power and as to which he disclaims beneficial ownership; and 20,000 shares of Common Stock that he has the right to purchase under stock options which are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws, the Board of Directors of the Company shall consist of not less than nine nor more than thirteen members, which number of members shall be fixed and determined from time to time by resolution of the shareholders, and the directors shall be divided into three classes having staggered three-year terms, so that the terms of approximately one-third of the directors will expire each year. The number of directors is currently fixed at ten. The terms of four of the directors expire at the Annual Meeting.

     It is intended that the persons named as proxies in the accompanying form of proxy will vote to elect as a director each of the four nominees listed below, unless authority to so vote is withheld, each to serve until the third annual meeting of shareholders following his election or until his successor shall be elected and qualified to serve. Each nominee currently is a member of the Board of Directors. Although the current Board of Directors expects that each of the nominees will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast. Therefore, while votes withheld from director nominees will be counted for purposes of determining whether a quorum exists at the Annual Meeting, such votes withheld will not have the effect of a "negative" vote with respect to the election of directors. The Board of Directors unanimously recommends that the shareholders vote to elect all of the nominees as directors.

     Set forth below is the name of each nominee for election to the Board of Directors and each member of the Board of Directors whose term will not expire at the Annual Meeting, as well as each such person's age, his current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company by which he is employed, the period during which he has served as a director, all positions and offices that he holds with the Company and his directorships in other companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or companies registered as an investment company under the Investment Company Act of 1940.

                      NOMINEES FOR TERMS EXPIRING IN 1998

     JOHN W. COPELAND, age 59, has been President of the Company since February 1994. Prior to that time, he served as President of American & Efird, Inc., a wholly owned subsidiary of the Company engaged in the manufacture and distribution of sewing thread. He has been a director of the Company since 1989.

     ALAN T. DICKSON, age 63, has been the Chairman of the Board of the Company since February 1994. Prior to that time, he served as President of the Company. He has been a director of the Company since 1968 and also serves as a director of NationsBank Corporation, Lance, Inc., Sonoco Products Company, Royal Group, Inc. and Bassett Furniture Industries, Inc.

     BEVERLY F. DOLAN, age 67, is the retired Chairman of the Board of Textron, Inc., a diversified holding company. He also served as President of Textron, Inc. until January 1990 and Chief Executive Officer until January 1, 1992. Mr. Dolan has been a director of the Company since 1992 and also serves as a director of Textron, Inc. and First Union Corporation.

     RODDEY DOWD, SR., age 62, is the Chairman of the Board of Charlotte Pipe & Foundry Co., a manufacturing firm. He has been a director of the Company since 1968 and also serves as a director of First Union Corporation.

                     DIRECTORS WITH TERMS EXPIRING IN 1997

     THOMAS M. BELK, age 69, is the President of Belk Stores Services, Inc., retail merchants. He has been a director of the Company since 1978 and also serves as a director of NationsBank Corporation and Jefferson-Pilot Corporation.

     JAMES E. S. HYNES, age 54, is the Chairman of the Board of Hynes Sales Co., Inc., manufacturers' representatives. He has been a director of the Company since 1983.

     E. C. WALL, JR., age 57, is the President of Canal Industries, Inc., a dealer in forest products. He has been a director of the Company since 1985 and also serves as a director of Sonoco Products Company and SCANA Corporation.

                     DIRECTORS WITH TERMS EXPIRING IN 1996

     EDWIN B. BORDEN, JR., age 60, is the President and Chief Executive Officer of The Borden Manufacturing Company, a company engaged in the manufacture and sale of high quality cotton and polyester/cotton yarns. He has been a director of the Company since 1991 and also serves as a director of Carolina Power & Light Company, Jefferson-Pilot Corporation and Triangle Bancorp, Inc.

     R. STUART DICKSON, age 65, has been Chairman of the Executive Committee of the Company since February 1994. Prior to that time, he served as Chairman of the Board of the Company. He has been a director of the Company since 1968 and also serves as a director of Textron, Inc., First Union Corporation, United Dominion Industries Limited and PCA International, Inc.

     HUGH L. MCCOLL, JR., age 59, is the Chairman of the Board and Chief Executive Officer of NationsBank Corporation, a bank holding company. He has been a director of the Company since 1978 and also serves as a director of CSX Corporation, Sonoco Products Company and Jefferson-Pilot Corporation.

     Alan T. Dickson and R. Stuart Dickson are brothers. Thomas W. Dickson, President of American & Efird, Inc., a wholly owned subsidiary of the Company, is the son of R. Stuart Dickson and the nephew of Alan T. Dickson. No other director has a family relationship with any other executive officer, director or nominee for director of the Company as close as first cousin.

DIRECTORS' FEES AND ATTENDANCE

     Each director, other than those receiving payments as a result of employment by the Company, receives compensation of $10,000 per year for his service as a director, plus $1,000 for each Board of Directors or committee meeting attended. In addition, the Company provides $100,000 of term life insurance coverage for each such director.

     Five meetings of the Board of Directors were held during fiscal 1994. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors of which he was a member held during fiscal 1994, except for Roddey Dowd, Sr., who attended 71% of such meetings.

COMMITTEES OF THE BOARD

     The Company's Board of Directors has the following standing committees: (i) the Executive Committee, whose members are Messrs. R. Stuart Dickson, Alan T. Dickson, Copeland, Belk and McColl, (ii) the Audit Committee, whose members are Messrs. Borden, Dowd and Wall, and (iii) the Compensation and Special Stock Option Committee (the "Compensation Committee"), whose members are Messrs. Belk, Dolan and Hynes. Subject to limitations under North Carolina law, the Executive Committee, which was established by the Board of Directors effective February 1994, may exercise all of the authority of the Board of Directors in the management of the Company. The Executive Committee took action by written consent one time in fiscal 1994 but did not meet during such year. The Audit Committee recommends independent auditors for the Company and reviews its financial statements, audit reports, internal financial controls and internal audit procedures. The Audit Committee met twice during fiscal 1994. The Compensation Committee makes recommendations to the Board of Directors as to the salaries of corporate officers and fees of directors and as to incentive plans and other forms of management compensation. In addition, the Compensation Committee grants stock options pursuant to the Company's stock option plans and awards units under the Long Term Key Management Incentive Program and reports such actions to the Board of Directors. It also reviews compensation set for all employees of the Company's subsidiaries who are covered by incentive compensation plans. The Compensation Committee met once during fiscal 1994. See "Report of the Compensation and Special Stock Option Committee."

     The Board of Directors does not have a standing nominating committee or a committee performing a similar function.

BENEFICIAL OWNERSHIP OF COMPANY STOCK

     The following table presents information regarding the beneficial ownership of the Common Stock, within the meaning of applicable securities regulations, of all current directors and nominees for director of the Company and the executive officers named in the Summary Compensation Table included elsewhere herein, and of such directors and nominees and all executive officers of the Company as a group, all as of October 31, 1994. Except as otherwise indicated, the persons named in the table have sole voting and investment power over the shares included in the table.

                                                                        SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY     PERCENT
                                NAME                                     OWNED(1)       OF CLASS
- ---------------------------------------------------------------------  ------------     --------
Thomas M. Belk.......................................................          800           *
Richard N. Brigden...................................................       25,978(2)        *
Edwin B. Borden, Jr..................................................        6,000           *
John W. Copeland.....................................................       47,319(3)        *
Alan T. Dickson......................................................    2,030,016(4)      8.8%
R. Stuart Dickson....................................................    1,678,393(5)      7.2%
Thomas W. Dickson....................................................      105,268(6)        *
Beverly F. Dolan.....................................................        5,200           *
Roddey Dowd, Sr......................................................        4,200           *
Edward S. Dunn, Jr...................................................       33,858(7)        *
Brian F. Gallagher...................................................        2,000(8)        *
James E. S. Hynes....................................................       20,000           *
Hugh L. McColl, Jr...................................................          400           *
E. C. Wall, Jr.......................................................        4,000           *
All directors, nominees for director and executive officers as a
  group (14 persons).................................................    2,833,532        12.2%

- ---------------

 *  Less than 1%

(1) The table includes shares allocated under the ESOP to individual accounts of those named persons and group members who participate in the ESOP, the voting of which is directed by such named persons or group members, as appropriate. The table does not include any unallocated shares held by the ESOP, which are voted by Trust Company Bank in its sole discretion. See
     Note 1 to "Principal Shareholders."

(2) The amount shown includes 5,554 shares owned of record and beneficially by Mr. Brigden, as to which he has sole voting and investment power; 7,578 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 12,846 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

(3) The amount shown includes 10,000 shares owned of record and beneficially by Mr. Copeland or a corporation of which Mr. Copeland is sole shareholder, as to which he has sole voting and investment power; 20,319 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; 800 shares owned by his adult children, as to which he has sole voting and investment power pursuant to a power of attorney; 200 shares held of record by the Ann F. Copeland and John W. Copeland Charitable Fund, Inc., as to which he has sole voting and investment power; and 16,000 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

(4) See Note 2 under "Principal Shareholders."

(5) See Note 3 under "Principal Shareholders."

(6) The amount shown includes 89,500 shares owned of record and beneficially by Mr. Dickson, as to which he has sole voting and investment power; 5,868 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 9,900 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

(7) The amount shown includes 4,744 shares owned of record and beneficially by Mr. Dunn, as to which he has sole voting and investment power; 16,658 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 12,456 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days, as to which he would have sole voting and investment power upon acquisition.

(8) The amount shown represents shares that may be acquired by Mr. Gallagher upon the exercise of stock options that are currently exercisable or become exercisable with sixty days, as to which he would have sole voting and investment power upon acquisition.

(9) The amount shown includes (i) 1,520,542 shares, including 99,202 shares that may be acquired upon the exercise of stock options that are currently exercisable or become exercisable within sixty days, as to which directors and executive officers as a group have, or would have upon acquisition, sole voting and investment power; (ii) 1,129,900 shares as to which they have shared voting and investment power; (iii) 128,910 shares allocated to their respective ESOP accounts, as to which they have sole voting power, but no investment power except under limited circumstances; and (iv) 13,580 shares beneficially owned by spouses, as to which the directors and officers disclaim beneficial ownership.

     Section 16 of the Exchange Act requires the Company's directors and executive officers to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities and to provide copies of such reports to the Company. To the Company's knowledge, based solely on a review of such copies or written representations relating thereto, insiders of the Company complied with all filing requirements.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth a summary of all compensation paid to or accrued for each named executive officer of the Company for services rendered in all capacities during the periods indicated:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                       ANNUAL COMPENSATION             -----------------------------------
                              --------------------------------------   RESTRICTED   SECURITIES
                                                        OTHER            STOCK      UNDERLYING     LTIP
      NAME AND                SALARY     BONUS          ANNUAL          AWARD(S)     OPTIONS/     PAYOUTS       ALL OTHER
 PRINCIPAL POSITION    YEAR     ($)       ($)     COMPENSATION($)(1)      ($)        SARS (#)       ($)      COMPENSATION($)
- ---------------------  ----   -------   -------   ------------------   ----------   ----------   ---------   ---------------
Alan T. Dickson......  1994   260,000   101,990                                            0                      20,594(6)
  Chairman of the      1993   240,000   119,040                                            0                      22,662
  Board and Director   1992   227,500   111,703                                            0                          --
  of the Company(2)
R. Stuart Dickson....  1994   260,000   101,990                                            0                      29,409(7)
  Chairman of the      1993   240,000   119,040                                            0                      31,442
  Executive Committee  1992   227,500   111,703                                            0                          --
  and Director of the
  Company(2)
John W. Copeland.....  1994   270,000   105,598                                       20,000                      19,088(8)
  President and        1993   240,000   106,408                                            0                      37,347
  Director of the      1992   225,000   103,960                                            0                          --
  Company(2)
Richard N. Brigden...  1994   235,000    76,876                                            0                      15,125(9)
  Vice President --    1993   215,000    88,795                                            0                      17,365
  Finance of the       1992   200,000    81,800                                            0                          --
  Company
Thomas W. Dickson....  1994   180,000    51,207                                        6,000                       8,763(10)
  President of         1993        --        --                                           --                          --
  American & Efird,    1992        --        --                                           --                          --
  Inc.(3)(4)
Edward S. Dunn,        1994   204,000    80,988                                            0                      10,933(11)
  Jr.................  1993   189,573    67,962                                            0                      12,957
  President of Harris  1992   189,000    38,650                                            0                          --
  Teeter, Inc.(3)
Brian F. Gallagher...  1994   123,600         0                                       10,000                       7,704(12)
  President of Jordan  1993    40,200         0                                            0                           0
  Graphics,            1992        --        --                                           --                          --
  Inc.(3)(5)

- ---------------

 (1) During fiscal 1994 the aggregate amount of perquisites and other personal benefits and other non-cash compensation not reported above for each named executive officer did not exceed the lesser of $50,000 or 10% of the total amount reported above as annual salary and bonus for such individual.

 (2) Prior to February 1994, Alan T. Dickson served as President of the Company,
     R. Stuart Dickson served as Chairman of the Board of the Company, and John
     W. Copeland served as President of American & Efird, Inc., a wholly owned subsidiary of the Company.

 (3) American & Efird, Inc., Harris Teeter, Inc. and Jordan Graphics, Inc. are wholly owned subsidiaries of the Company.

 (4) Mr. Dickson first became an executive officer of the Company upon election as President of American & Efird, Inc. effective February 1994.

 (5) Mr. Gallagher first became an executive officer of the Company upon being hired to serve as President of Jordan Graphics, Inc. in 1993.

 (6) Includes the value of certain premiums paid by the Company in fiscal 1994 under its split-dollar life insurance program in the amount of $14,038, and contributions by the Company in fiscal 1994 to certain defined contribution plans in the amount of $6,556.

 (7) Includes the value of certain premiums paid by the Company in fiscal 1994 under its split-dollar life insurance program in the amount of $22,853, and contributions by the Company in fiscal 1994 to certain defined contribution plans in the amount of $6,556.

 (8) Includes the value of certain premiums paid by the Company in fiscal 1994 under its split-dollar life insurance program in the amount of $11,532, and contributions by the Company in fiscal 1994 to certain defined contribution plans in the amount of $7,556.

 (9) Includes the value of certain premiums paid by the Company under its split-dollar life insurance program in the amount of $7,569, and contributions by the Company to certain defined contribution plans in the amount of $7,556.

(10) Includes the value of certain premiums paid by the Company under its split-dollar life insurance program in the amount of $1,336, and contributions by the Company to certain defined contribution plans in the amount of $7,427.

(11) Includes the value of certain premiums paid by the Company under its split-dollar life insurance program in the amount of $3,377, and contributions by the Company to certain defined contribution plans in the amount of $7,556.

(12) Includes the value of certain premiums paid by the Company under its split-dollar life insurance program in the amount of $6,704, and contributions by the Company to certain defined contribution plans in the amount of $1,000.

LONG TERM KEY MANAGEMENT INCENTIVE PROGRAM

     The Company has maintained the Long Term Key Management Incentive Program (the "Incentive Program") since 1989. The Incentive Program is designed to provide incentives for the Company's top executives to achieve superior performance in connection with operating the Company and its subsidiaries and is administered by the Compensation Committee. Pursuant to the Incentive Program, from time to time the Compensation Committee may establish five-year periods (each, an "Incentive Period") in which one or more of the executives may participate, as determined by the Compensation Committee. Upon completion of each of the five years in an Incentive Period, the Company may make a dollar contribution to a pool (the "Incentive Pool") established with respect to such Incentive Period. The amount of the contribution is based upon that year's return on beginning shareholders' equity. No contributions may be made, however, if the Company fails to achieve a minimum return on shareholders' equity for such year. This minimum return on shareholders' equity is established by the Compensation Committee at the beginning of each Incentive Period and serves as the minimum required return for each of the five years in the Incentive Period. Contributions to an Incentive Pool are held in a trust and used to purchase shares of Common Stock at market price. Throughout the Incentive Period, dividends paid with respect to such shares of Common Stock are invested in additional shares of Common Stock to be held in the Incentive Pool. The shares of Common Stock remain in the Incentive Pool for the duration of the Incentive Period, at which time they are allocated as hereinafter described.

     Upon completion of each of the five years in an Incentive Period, units may be awarded by the Compensation Committee to the executives participating in such Incentive Period based primarily upon the relative success of each participant in achieving certain financial objectives in each such year. The maximum number of units a participant may receive in a year is one unit for each $10,000 of the participant's annual cash compensation (salary plus incentive compensation). The grant of units is based on subjective and objective criteria, as described in the Report of the Compensation and Special Stock Option Committee. In the event that the maximum amount of units available to be awarded to a participant is not awarded in one year, in the discretion of the Compensation Committee, the units may be awarded in a subsequent year during the Incentive Period. In addition, also in the discretion of the Compensation Committee, units awarded in a previous year during the Incentive Period may be reduced. A participant whose employment terminates during an Incentive Period will forfeit any units previously awarded, in the discretion of the Compensation Committee. Units have no particular dollar or share value to executives during the Incentive Period. The value of such units cannot be determined until the end of such Incentive Period, at which time the value will be derived from the number of shares of Common Stock, if any, held in the Incentive Pool, as well as the relative number of units held by other executives participating in the Incentive Period.

     During an Incentive Period, participants have no rights with respect to any of the shares held in the related Incentive Pool. At the end of the Incentive Period, shares in the Incentive Pool, if any, will be allocated to a separate account for each participant, based on the proportionate number of units held by each participant at the end of such Incentive Period. In the event of a change in control of the Company during the Incentive Period, shares will be allocated at that time, based on the units previously awarded. Shares allocated to the accounts of participants will vest and generally will be distributed at the earlier to occur of (i) 20% per year over five years, but not beginning before the participant is 55 years old or (ii) termination of employment due to death or disability. If a participant retires during the vesting period, the value of any unvested shares will be paid in cash. A participant whose employment terminates for any reason other than retirement, disability or death prior to receiving full distribution of shares will forfeit any remaining shares in the discretion of the Compensation Committee. Once the shares of Common Stock are allocated to a participant's account, the participant may vote and receive dividends with respect to such shares. Such participant will not, however, have investment control with respect to such shares until the shares have vested and been distributed to the participant.

PENSION PLANS

     The Company provides certain retirement benefits for each of the executives included in the Summary Compensation Table pursuant to the Ruddick Supplemental Executive Retirement Plan (the "SERP"), the Ruddick Corporation Employees' Pension Plan (the "Pension Plan") and Social Security. The following table shows the estimated annual benefits generally payable at normal retirement to an executive who participates in the SERP and the Pension Plan, in specified average compensation and years of service classifications.

                               PENSION PLAN TABLE

                                                 ANNUAL BENEFIT UPON RETIREMENT
                                                WITH YEARS OF SERVICE INDICATED
                           --------------------------------------------------------------------------
 FINAL AVERAGE EARNINGS    5 YEARS    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
- -------------------------  --------   --------   --------   --------   --------   --------   --------
$125,000.................  $ 17,188   $ 34,375   $ 51,563   $ 68,750   $ 68,750   $ 68,750   $ 68,750
 150,000.................    20,625     41,250     61,875     82,500     82,500     82,500     82,500
 175,000.................    24,063     48,125     72,188     96,250     96,250     96,250     96,250
 200,000.................    27,500     55,000     82,500    110,000    110,000    110,000    110,000
 225,000.................    30,938     61,875     92,813    123,750    123,750    123,750    123,750
 250,000.................    34,375     68,750    103,125    137,500    137,500    137,500    137,500
 300,000.................    41,250     82,500    123,750    165,000    165,000    165,000    165,000
 400,000.................    55,000    110,000    165,000    220,000    220,000    220,000    220,000
 450,000.................    61,875    123,750    185,625    247,500    247,500    247,500    247,500
 500,000.................    68,750    137,500    206,250    275,000    275,000    275,000    275,000

- ---------------

(1) The table sets forth the combined benefits payable under the SERP, the Pension Plan and Social Security.
(2) The retirement benefits payable to Messrs. R. Stuart Dickson and Alan T. Dickson would be approximately 9% larger than the amounts shown in the table.

     "Final average earnings" is the average of the participant's highest annual compensation in any three of the participant's last ten years of employment by the Company or a participating subsidiary. The annual compensation used to determine the "final average earnings" of a participant consists of the amounts shown in the Salary and Bonus columns of the Summary Compensation Table. The table above describes annual benefits payable in the form of a joint and 75% survivor annuity beginning at normal retirement. For purposes of this table, "normal retirement" means retirement at age 60. A participant who retires prior to normal retirement and after attaining age 55 with 10 years of service will be entitled to reduced benefits, if payment of such benefits commences prior to age 60.

     Final average earnings for purposes of computing benefits, and age and estimated credited years of service as of October 2, 1994, for each of the executive officers included in the Summary Compensation Table who currently participates in the SERP were as follows: $353,411, age 63 and 41 years for Alan
T. Dickson; $353,411, age 65 and 42 years for R. Stuart Dickson; $350,322, age 59 and 16 years for John W. Copeland; $299,157, age 55 and 11 years for Richard
N. Brigden; $213,567, age 39 and 14 years for Thomas W. Dickson; and $259,591, age 51 and 20 years for Edward S. Dunn, Jr.

     Brian F. Gallagher has been designated to become a participant in the SERP in April 1998, upon completion of five years of service. Mr. Gallagher currently participates in the Pension Plan. However, based on his designated date for participation in the SERP, he will not be vested in any benefits under the Pension

Plan before he begins participation in the SERP. Final average earnings, age and estimated credited years of service as of October 2, 1994 for Mr. Gallagher were $121,800, age 47 and one year.

STOCK OPTION PLANS

     The following table sets forth information regarding options granted to the executive officers included in the Summary Compensation Table during fiscal year 1994. No free-standing stock appreciation rights ("SARs") were granted to executive officers during such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                              INDIVIDUAL GRANTS
- ------------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                      PERCENT OF                                     VALUE AT ASSUMED
                     NUMBER OF           TOTAL                                     ANNUAL RATES OF STOCK
                     SECURITIES        OPTIONS/                                     PRICE APPRECIATION
                     UNDERLYING      SARS GRANTED      EXERCISE                       FOR OPTION TERM
                    OPTIONS/SARS     TO EMPLOYEES      OR BASE                     ---------------------
                      GRANTED          IN FISCAL        PRICE       EXPIRATION        5%          10%
       NAME             (#)              YEAR           ($/SH)         DATE          ($)          ($)
- ------------------  ------------     -------------     --------     ----------     --------     --------
John W. Copeland..     20,000(1)           16%         $22.6875       11-18-00     $184,722     $430,480
Thomas W.
  Dickson.........      6,000(1)            5           22.6875       11-18-00       55,417      129,144
Brian F.
  Gallagher.......     10,000(1)            8           22.6875       11-18-00       92,361      215,240

- ---------------

(1) Represents number of shares covered by options granted to the named executives on November 18, 1993 pursuant to either the Company's 1988 Incentive Stock Option Plan or its 1993 Incentive Stock Option Plan. Such options have an exercise price equal to 100% of fair market value of such shares on the date of grant. All such options vest at the rate of 20% per year over five years, based on the date of grant. Vesting of such options may be accelerated in certain circumstances involving a change in control of the Company. Furthermore, the number of shares subject to option will be appropriately adjusted in the event of a stock dividend or reclassification or in the event of certain mergers or consolidations involving the Company. Options expire if the employment of the optionee is terminated for any reason other than death, disability, retirement with the consent of the Company or termination without cause by the Company.

     The following table sets forth a summary of certain information with respect to the exercise of stock options during fiscal year 1994 by the executive officers included in the Summary Compensation Table and the value of such executive's unexercised stock options and SARs, if any, held at fiscal year end. No SARs were exercised by such executive officers during fiscal 1994.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                            NUMBER OF
                                                                           SECURITIES         VALUE OF
                                                                           UNDERLYING      UNEXERCISED IN-
                                                                           UNEXERCISED        THE-MONEY
                                            SHARES                       OPTIONS/SARS AT   OPTIONS/SARS AT
                                          ACQUIRED ON                      FY-END (#)      FY-END ($)(1)
                                           EXERCISE     VALUE REALIZED    (EXERCISABLE/     (EXERCISABLE/
                  NAME                        (#)            ($)         UNEXERCISABLE)    UNEXERCISABLE)
- ----------------------------------------  -----------   --------------   ---------------   ---------------
Alan T. Dickson.........................        --               --             20,000/0   $     166,000/0
R. Stuart Dickson.......................        --               --             20,000/0         166,000/0
John W. Copeland........................        --               --        16,000/16,000          99,500/0
Richard N. Brigden......................     5,106         $ 46,593             12,846/0         106,086/0
Thomas W. Dickson.......................     2,500           20,938         10,300/7,200      63,667/1,656
Edward S. Dunn, Jr......................     4,744           37,359             12,456/0         102,819/0
Brian F. Gallagher......................        --               --          2,000/8,000               0/0

- ---------------

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on September 30, 1994 ($19.00).

                         REPORT OF THE COMPENSATION AND
                         SPECIAL STOCK OPTION COMMITTEE

     The Compensation and Special Stock Option Committee of the Board of Directors is responsible for setting the remuneration levels for executives of the Company and for overseeing the Company's various executive compensation plans and the overall management compensation program. Periodically, the Compensation Committee obtains independent and impartial advice from external compensation consulting firms in executing its responsibilities. The Compensation Committee, composed of three outside directors listed below, met one time during fiscal 1994.

GENERAL EXECUTIVE COMPENSATION PHILOSOPHY

     A primary objective of the Company's executive compensation program is to enhance the shareholder value in the Company. To help achieve this objective, the Company's executive compensation program is designed both to attract and retain the most qualified executives by creating competitive compensation packages and to motivate the Company's executives to produce strong financial performance by tying corporate and individual performance to compensation levels. The Company's executive compensation package consists generally of annual base salary and incentive compensation, and long term incentive compensation.

     Annual Compensation. The Company's annual compensation for its executives consists of base salary and incentive compensation. As a starting point for determining the total annual compensation levels for executives, the Compensation Committee considers the annual compensation packages of companies that the

Company considers to be its competitors. These competitor companies typically consist of (i) companies that operate in the specific industries in which the Company's subsidiaries operate, (ii) regional companies that are comparable in size to the Company, and (iii) other companies (including companies for which the Company's directors serve as directors) with which the Company believes it competes for its top executives. Such competitor companies include some, but not all, of the companies in the Standard & Poor's ("S&P") Retail Stores -- Food Chains Index and the S&P Textile -- Apparel Manufacturer Index used in preparing the graph set forth on page 17. In addition, these competitor companies may include companies that are not included in any of the Indices represented in such graph.

     The total annual compensation levels of the respective executives are also designed to reflect the varying duties and responsibilities of each executive's position with the Company or a subsidiary, as appropriate, with consideration given to the relative size and complexity of each business unit, as well as the unit's relative contribution to the consolidated financial condition and results of operation of the Company. As a general rule, the total annual compensation of executives employed by the holding company is somewhat higher than the salaries of the other executives, primarily due to the higher responsibilities of the holding company executives for the Company's total performance.

     Base salary typically is determined by the Compensation Committee within base salary ranges determined as described above. Annual incentive compensation is provided through a bonus plan that the Company maintains for all salaried personnel. The bonus plan directly links incentive pay to achievement of predetermined, objective performance goals. For an executive employed directly by the holding company, incentive pay is based on return on beginning shareholders' equity. For an executive employed by an operating subsidiary, incentive pay is based on pre-tax earnings, as adjusted for that subsidiary, as a percentage of beginning capital employed. If the Company, or a subsidiary, as applicable, achieves the predetermined minimum goals, executives are paid a predetermined percentage of base compensation as incentive. The percentage of base compensation payable as incentive compensation increases proportionally until a maximum performance goal, also predetermined, is achieved with respect to the applicable measure of performance.

     Generally, the total annual compensation paid to the Company's executives is equal to or lower than the median of the range of total annual compensation provided by the competitor companies, for both the Chief Executive Officer and the remaining executive officers.

     Long Term Incentive Compensation. The Company provides long term incentive compensation to its executives through the Incentive Program and through the grant of options pursuant to its various stock option plans. Each of these programs is designed to reward executives with equity ownership in the Company or, in some cases, the comparable value of shares of Common Stock. The Compensation Committee believes that equity-based compensation provides incentive for executives to enhance long term financial performance of, and therefore shareholder value in, the Company.

     Incentive Program. The Incentive Program is designed to motivate executives to achieve both superior personal performance and enhanced corporate performance. The ultimate value to participating executives is directly based on the number of shares of Common Stock held in an Incentive Pool at the end of an Incentive Period. As previously described, contributions to an Incentive Pool are based on annual return on beginning shareholders' equity. If a minimum return is not achieved in a given year, no contributions are made by the Company to the Incentive Pool for the purchase of Common Stock. During the past fiscal year, the Company did not achieve the minimum return on beginning shareholders' equity, and no contributions were made to the Incentive Pools established under either of the two Incentive Periods in effect for such year.

     The grant of units to a participating executive in any given year in an Incentive Period generally is based on subjective, individual performance criteria such as management development and personnel training, as well as progress toward a mutual set of goals relating to quality, service and customer satisfaction and other subjective factors. The Compensation Committee also considers specific quantifiable objectives for each participant (based on return on beginning shareholders' equity for holding company executives and on pre-tax income, adjusted for an applicable subsidiary, to capital employed for subsidiary executives). Units may be awarded, in the discretion of the Compensation Committee, to a participant who achieves satisfactory subjective criteria, even if specific quantifiable goals are not satisfied, and vice versa. During fiscal year 1994, units granted to executives, with respect to fiscal 1993 performance, expressed as a percentage of maximum potential units for a participant, ranged from 65% to 90%.

     The first Incentive Period established under the Incentive Program terminated as of the end of fiscal year 1994. Following the award of units, if any, during fiscal 1995 to participating executives with respect to fiscal 1994 performance, shares of Common Stock held in the Incentive Pool will be allocated to the participating executives based on their proportionate share of units.

     Stock Options. Options comprise the final component of core compensation of executives. The Compensation Committee administers the Company's various stock option plans, including the determination of the individuals to whom options are granted, the terms on which such options are granted and the number of shares subject to such options. In general, criteria to determine which key employees are eligible to participate in the stock option plans include the duties of the respective employees, their present and potential contributions to the success of the Company or its subsidiaries and the anticipated number of years of effective service remaining.

     During fiscal 1994, the Compensation Committee granted options to a number of employees, including certain executives, based primarily on criteria such as length of employment with the Company or its subsidiaries, new employment and promotions. The Compensation Committee also considers the number of options previously granted to employees when it determines new option grants.

     Other Compensation. In addition to the above forms of compensation, the Company also maintains a split dollar life insurance program for its executive officers and certain other key employees of the Company or its subsidiaries. In addition, the Company maintains the SERP, in which executives are entitled to participate in the discretion of its administrative committee, and the Pension Plan, the ESOP, the Ruddick Savings Plan and the Ruddick Deferred Compensation Plan, in which executives are entitled to participate upon satisfaction of the eligibility requirements set forth in the respective plans. In addition, Mr. Thomas W. Dickson participates in the American & Efird, Inc. Employees' Profit Sharing Plan.

COMPENSATION FOR CHIEF EXECUTIVE OFFICERS

     The general philosophy and policies of the Compensation Committee described above are equally applicable to the compensation recommendations made with respect to the Chief Executive Officer of the Company. Alan T. Dickson served as President and Chief Executive Officer of the Company until February 1994. At that time, Mr. Dickson was elected Chairman of the Board of Directors of the Company, and John W. Copeland, who previously served as President of American & Efird, Inc., was elected President and Chief Executive Officer of the Company.

     The overall levels of annual compensation in fiscal 1994 for Messrs. Dickson and Copeland generally were determined based on the process described above in "Annual Compensation." The increase in the base salary paid to Mr. Dickson in fiscal 1994 also reflects compensation paid to Mr. Dickson in lieu of the Company's providing him an automobile. Similarly, the increase in base salary for Mr. Copeland reflects the assumption by him of broader responsibilities upon election as President and Chief Executive Officer of the Company.

     Fiscal 1994 annual incentive compensation under the bonus plan for Messrs. Dickson and Copeland was determined based on return on beginning shareholders' equity. Pursuant to this formula, if a predetermined minimum return is achieved in a given year, each of Mr. Dickson and Mr. Copeland is entitled to incentive compensation equal to 30% of his respective base compensation. The percentage of base compensation payable as incentive compensation increases proportionally until a predetermined maximum return is achieved, where a maximum of 60% of his respective base compensation will be paid as incentive compensation. Mr. Dickson's annual incentive compensation in fiscal 1994 was less than in fiscal 1993, as the result of a lower return on shareholders' equity. Mr. Copeland's incentive compensation for fiscal 1994 also decreased from that paid in fiscal 1993, primarily because the above-described formula yielded less incentive than the formula pursuant to which Mr. Copeland, as President of American & Efird, Inc., was compensated in fiscal 1993.

     Both Mr. Dickson and Mr. Copeland participate in an Incentive Period established under the Incentive Program for fiscal years 1990-1994. During fiscal 1994, based on fiscal 1993 performance, the Compensation Committee granted 70% of the units available to be granted to Mr. Dickson and 90% of the units available to be granted to Mr. Copeland. The decisions to grant Messrs. Dickson and Copeland units were based primarily on the Committee's evaluation of their respective levels of achievement of personal performance objectives and earnings performance during fiscal 1993. As previously described, during fiscal 1995 the Compensation Committee will consider the grant of units with respect to fiscal 1994 performance, and following such grant, if any, shares of Common Stock held in the Incentive Pool will be allocated to participants based on their respective percentage of units held.

     Finally, the Compensation Committee granted Mr. Copeland an option to purchase 20,000 shares of Common Stock during fiscal year 1994. The decision to grant Mr. Copeland additional options was based on his added responsibilities upon election as President and Chief Executive Officer of the Company and, as such, his potential contribution to the overall performance of the Company.

SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE

         Thomas M. Belk         Beverly F. Dolan        James E.S. Hynes

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
                 FOR FIVE-YEAR PERIOD ENDING SEPTEMBER 30, 1994

     The following graph presents a comparison of the yearly percentage change in the Company's cumulative total shareholders' return on the Company's Common Stock with (i) Standard & Poor's 500 Index, (ii) Standard & Poor's Midcap 400 Index, (iii) Standard & Poor's Retail Stores -- Food Chains Index and (iv) Standard & Poor's Textile -- Apparel Manufacturer Index for the fiscal years ended 1990 to 1994, inclusive.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG RUDDICK CORPORATION AND CERTAIN INDICES**

      MEASUREMENT PERIOD                                          S&P MIDCAP     S&P RETL STRS   S&P TEXTILE -
    (FISCAL YEAR COVERED)        RUDDICK CORP.      S&P 500           400         -FOOD CHNS      APPAREL MFR
            9/89                    100               100             100             100             100
            9/90                     87                91              86              95              72
            9/91                    126               119             129             109             128
            9/92                    141               132             145             124             131
            9/93                    170               149             179             138             101
            9/94                    161               155             182             151             111

 * $100 Invested on 09/30/89 in stock or index -- including reinvestment of dividends. Fiscal year ending September 30.

** The Company utilized two indices, rather than a single index, for its peer group comparison: Standard & Poor's Retail Stores -- Food Chains Index and Standard & Poor's Textile -- Apparel Manufacturer Index. The Company believes that the separate presentation of these indices more accurately corresponds to the Company's primary lines of business.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is the practice of the Board of Directors to select independent public accountants for the Company for the current fiscal year at the annual meeting of the Board of Directors, which normally follows the Annual Meeting of Shareholders. A representative of Arthur Andersen LLP, the Company's principal accountants for the fiscal year ended October 2, 1994, is expected to attend the Annual Meeting of Shareholders and will have an opportunity to make a statement, if he wishes to do so, and to respond to questions from shareholders.

                             SHAREHOLDER PROPOSALS

     In the event any shareholder wishes to present a proposal to the shareholders of the Company at the 1996 Annual Meeting of Shareholders, such proposal must be received by the Company for inclusion in the Proxy Statement and form of proxy relating to such Annual Meeting on or before August 23, 1995.

                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended October 2, 1994, including financial statements, accompanies this Proxy Statement.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          DONALD B. WILLIFORD
                                          Secretary

December 21, 1994



                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                                        RUDDICK CORPORATION
                                                 ANNUAL MEETING, FEBRUARY 2, 1995



       P                     KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Ruddick Corporation, a
       R                     North Carolina corporation, hereby constitutes and appoints Alan T. Dickson, R. Stuart Dickson and
       O                     Roddey Dowd, Sr., attorneys and proxies, with full power of substitution, for and on behalf of the
       X                     undersigned to act and vote at the Annual Meeting of Shareholders to be held in the Auditorium, 12th
       Y                     Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina on Thursday,
                             February 2, 1995, at 11:00 A.M., E.S.T. and any adjournment or adjournments thereof, as follows:

    PLEASE SIGN              (1)  ELECTION OF DIRECTORS
   ON REVERSE SIDE
    AND RETURN IN                 / / FOR electing the four nominees listed below to serve    / / WITHHOLD AUTHORITY to vote for
    THE ENCLOSED                      for three-year terms (except as marked to the               electing the four nominees listed
    POSTAGE-PAID                      contrary below)                                             below
      ENVELOPE
                                  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                                  NOMINEE'S NAME IN THE LIST BELOW.)

                                                 John W. Copeland    Alan T. Dickson   Beverly F. Dolan   Roddey Dowd, Sr.

                             (2) In acting upon any other business which may properly be brought before said meeting or any adjournment thereof;

                             according to the number of votes and as fully as the undersigned would be entitled to act and vote if personally present, hereby ratifying and confirming all that said attorneys and proxies or any of them lawfully do or cause to be done by virtue hereof. A majority

                                                                  (Continued on other side)




                                                                  (Continued from other side)

                             of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment thereof, or if only one such attorney and proxy be present and acting, then that one shall have and may exercise all powers hereby conferred.
                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                             SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.
                             The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated
                             December 21, 1994, and the Proxy Statement furnished therewith.

                                                                              Dated this___ day of____________________________,19___

                                                                              ______________________________________________________

                                                                              ______________________________________________________
                                                                              NOTE: Signature should agree with name on stock
                                                                              certificate as printed hereon. Executors,
                                                                              administrators, trustees and other fiduciaries should
                                                                              so indicate when signing. If a corporation, please
                                                                              sign the full corporate name as shown hereon by
                                                                              President or other authorized officer. If a
                                                                              partnership, please sign in partnership name by
                                                                              authorized person.



                                   THESE VOTING INSTRUCTIONS ARE SOLICITED BY TRUST COMPANY BANK
                                                        RUDDICK CORPORATION
                                                 ANNUAL MEETING, FEBRUARY 2, 1995


      VOTING                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned participant in the Ruddick Employee Stock
    INSTRUCTIONS             Ownership Plan hereby authorizes and instructs Trust Company Bank to vote or cause to be voted the shares held by Trust Company Bank for the account of the undersigned in the Ruddick Employee Stock
                             Ownership Plan at the Annual Meeting of Shareholders to be held in the Auditorium, 12th Floor, Two
                             First Union Center, Third and College Streets, Charlotte, North Carolina, on February 2, 1995, at 11:00
                             A.M., E.S.T. and any adjournment or adjournments thereof, as follows:
     PLEASE SIGN
   ON REVERSE SIDE           (1) PROPOSAL TO ELECT AS DIRECTORS THE FOUR NOMINEES LISTED BELOW
    AND RETURN IN                / / FOR electing the four nominees listed below to  / / WITHHOLD AUTHORITY to vote for electing the
    THE ENCLOSED                     serve for three-year terms (except as marked        four nominees listed below
      ENVELOPE                       to the contrary below)
                                     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                     THE NOMINEE'S NAME IN THE LIST BELOW.)
                                         John W. Copeland         Alan T. Dickson         Beverly F. Dolan         Roddey Dowd, Sr.
                             (2) In accordance with the best judgment of Trust Company Bank in acting upon any other business which may properly be brought before said meeting or any adjournment thereof;

                                                                     (Continued on other side)



                                                                     (Continued from other side)

                             THESE VOTING INSTRUCTIONS PROPERLY EXECUTED WILL CAUSE THE SHARES REPRESENTED HEREBY TO BE VOTED IN
                             THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE THE SHARES WILL BE
                             VOTED IN FAVOR OF PROPOSAL 1. THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF TRUST
                             COMPANY BANK ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

                             The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated
                             December 21, 1994, and the Proxy Statement furnished therewith.


                                                                                Dated this ____ day of _____________________, 19___

                                                                                _____________________________________________(SEAL)

                                                                                NOTE: Signature should agree with name on the
                                                                                records of Trust Company Bank as printed hereon.


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